SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2021

CANNASSIST INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-55740	82-1873116
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

855 SOUTH MISSION AVENUE, SUITE #K400

FALLBROOK CA 92028

888-991-2196

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

c/o INC. PLAN (USA)

TROLLEY SQUARE, SUITE 20C

WILMINGTON, DE 19806

Tel. 800-462-4633

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company       ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

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CANNASSIST INTERNATIONAL CORP.

Form 8-K

Current Report

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

Technology License Agreement

Effective as of July 23, 2021, CannAssist International Corp. (the “Company”) entered into a Technology License Agreement with Phitech Management, LLC, an entity controlled by Jonathan Sweetser (“Licensor”), whereby, at Closing (as defined in the Technology Licensing Agreement attached as exhibit hereto and incorporated by reference), the Licensor shall grant to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement).

At Closing, Jonathan Sweetser, an affiliate of the Licensor of the Technology, shall be appointed as an officer and director of the Company and the current officers and directors of the Company shall resign.

Spin-Off Agreement

Effective as of July 23, 2021, the Company and Mark Palumbo entered into an agreement (the “Spin-Off Agreement”) whereby, at the Closing (as defined in the Spin-Off Agreement attached as exhibit hereto and incorporated by reference), the Company shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that was a wholly-owned subsidiary of the Company, to Mark Palumbo for nominal consideration as a condition of the Change-in-Control (the “Spin-Off”). Furthermore, at the Closing, that certain Technology License Agreement entered into by and between the Company and Mark Palumbo dated April 29, 2019 (the “Palumbo License Agreement”) shall be terminated and the Company shall assign all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to Mark Palumbo.

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ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Change-in-Control Agreement

Effective as of July 23, 2021, Forty 7 Select Holdings LLC, the majority shareholder of the Company, and Jonathan Sweetser entered into a Change-in-Control Agreement pursuant to which Forty 7 Select Holdings LLC shall transfer all of its 1,000 shares of Series A Preferred Stock (representing 100% of the issued and outstanding Series A Preferred Stock), of CannAssist International Corp. (the “Company”) to Jonathan Sweetser at Closing in a private transaction (the “Change-in-Control”). The Closing of the Change-in-Control shall occur concurrently with the Closing of the Technology License Agreement, the Contribution Agreement and the Spin-Off Agreement (as described herein). The Series A Preferred Stock provides the holder thereof the right to vote 60% of the Company’s voting shares on any and all shareholder matters and thereby constituted a change of control of the Company.

At Closing, Jonathan Sweetser, an affiliate of the Licensor of the Technology, shall be appointed as an officer and director of the Company and the current officers and directors of the Company shall resign.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Amendment to the Certificate of Incorporation

On July 24, 2021, the Company received the approval, via a written consent in lieu of a meeting of stockholders, of stockholders holding a majority of our outstanding voting stock, representing approximately 60% of our outstanding voting shares (the “Consenting Stockholders”), approving an amendment to our Certificate of Incorporation, as amended, to effect a change in the Company’s name from “CannAssist International Corp.” to “The Electronic Servitor Publication Network, Inc.” (the “Name Change”) conditioned upon the Closing of the Change-in-Control (as defined infra).

Appointment to Board of Directors

On July 24, 2021, the Company received the approval, via a written consent in lieu of a meeting of stockholders, of stockholders holding a majority of our outstanding voting stock, representing approximately 60% of our outstanding voting shares (the “Consenting Stockholders”), approving the appointment of Jonathan Sweetser to our Board of Directors (the “Director Appointment”) conditioned upon the Closing of the Change-in-Control (as defined infra). The Director Appointment is intended to facilitate the Change-in-Control. At the Closing of the Change-in-Control, Mark Palumbo and Marla Palumbo shall resign from their positions as the officers and director of the Company.

The following is biographical information on the nominee to our board of directors:

Jonathan Sweetser

Chief Executive Officer, Chief Financial Officer, Secretary & Director Nominee

Jonathan Sweetser, age 38, will serve as Chief Executive Officer, Chief Financial Officer, Secretary and has been nominated to become Director of the Company at the Closing. Mr. Sweetser has years of experience managing multi-disciplinary groups in a wide breadth of entrepreneurial endeavors, which we believe has provided him with a unique understanding of businesses and organizations whether they be large, small, new, emerging, or established. Mr. Sweetser has experience managing multi-national teams; remote and in country. Mr. Sweetser also has non-profit experience and a historical track record of sowing resources into local operating groups, which we believe provides the ability to understand and navigate the diverse social and cultural challenges facing businesses today. Mr. Sweetser has a broad range of technical expertise and experience in areas including: enterprise big data applications for finance and healthcare organizations, creating algorithms and artificial intelligence platforms that facilitate behavioral pathing in a broad range of digital and physical environments, CAD/CAM operations including designing, testing, and launching new applications and creating custom tools and operational workflows for rich graphical environments including augmented and virtual reality applications.

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Since 2015, Mr. Sweetser has served as Founder and CEO of CKG Solutions, which is a multi-disciplinary group of developers and process engineers focused on developing integrated systems that empower large organizations in the healthcare, aviation, and finance sectors to take advantage of new and emerging opportunities in their markets based in Minneapolis, MN where he successfully deployed applications and services in local and cloud implementations and successfully deployed supply chain and track and trace applications and services for clients in the medical device and aviation sectors. Prior to his work with CKG Solutions, Mr. Sweetser was the Founder of Sweetser Consulting LLC, based in Minneapolis, MN, and was a Partner and Chief Systems Architect at Muse Holdings, which is also based in Minneapolis, MN. Mr. Sweetser holds a degree in Business Studies and International Relations from Concordia University located in St. Paul, MN and degrees in Biblical Studies from the Westminster Theological Seminary, located in Glenside, PA, and the Calvary Baptist Seminary, located in Lansdale, PA.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

10.1*	Technology License Agreement between CannAssist International Corp. and Jonathan Sweetser
10.2*	Spin-Off Agreement between CannAssist International Corp. and Mark Palumbo

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASSIST INTERNATIONAL CORP.

Date: July 28, 2021	By:	/s/ Mark Palumbo

Mark Palumbo, Chief Executive Officer

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